UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 13, 2019 (August 9, 2019)

RANPAK HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7990 Auburn Road Concord Township, OH	44077
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 440-354-4445

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PACK WS	New York Stock Exchange

Item 2.02	Results of Operations and Financial Condition.

On August 13, 2019, Ranpak Holdings Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2019. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference. On August 13, 2019, at 8:30 a.m. (ET), the Company will host a conference call and webcast in which its financial results for the quarter ended June 30, 2019 will be discussed.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 13, 2019, the Company issued a press release announcing the appointment of Omar Asali as Chief Executive Officer of the Company, replacing J. Mark Borseth in this role. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Asali, 48, currently serves as the Executive Chairman of the Company’s Board of Directors, a role he has held since June 3, 2019 in connection with the closing of the business combination with Rack Holdings, Inc. Prior to this, from July 2017 to June 3, 2019, Mr. Asali was the Chairman and Chief Executive Officer of the Company (then One Madison Corporation) prior to the business combination. Previously, Mr. Asali was a senior executive of HRG Group (“HRG”), serving as its President from October 2011 to April 2017 and as its President and Chief Executive Officer from March 2015 to April 2017. Mr. Asali served on HRG’s board of directors from May 2011 to April 2017. Mr. Asali was also the Vice Chairman of Spectrum Brands and a member of the board of directors of FGL, Front Street Re Cayman Ltd. and NZCH Corporation (formerly, Zap.Com Corporation), each a subsidiary of HRG.

In connection with his appointment as Chief Executive Officer, Mr. Asali will not be entitled to any additional compensation. Certain prior transactions between the Company and Mr. Asali in his capacity as founder and an investor of the Company are described in the sections entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” and “Item 13. Certain Relationships and Related Transactions” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which is incorporated by reference herein.

In connection with his departure from the Company and in consideration of his release of claims against the Company, on August 9, 2019, the Company entered into a separation agreement with Mr. Borseth. Pursuant to his separation agreement, Mr. Borseth will be entitled to, among the other benefits provided for in the agreement: (i) a continuation of his base salary for 18 months following the separation date at the current annual rate of $450,000, (ii) a 2019 bonus based on 2019 performance, (iii) COBRA continuation premium payments for Mr. Borseth and his dependents for 6 months following the separation date and (iv) vesting of 5,000 of Mr. Borseth’s outstanding performance restricted stock units.

The foregoing description of the separation agreement with Mr. Borseth contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This Current Report and the Exhibit attached hereto contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report and the Exhibit attached hereto may include, for example, statements about: our expectations around the performance of the business;

our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our public securities’ potential liquidity and trading; the lack of a market for our securities.

The forward-looking statements contained in this Current Report and the Exhibit attached hereto are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) our inability to secure a sufficient supply of paper to meet our production requirements; (2) the impact of the price of kraft paper on our results of operations; (3) our reliance on third party suppliers; (4) the high degree of competition in the markets in which we operate; (5) consumer sensitivity to increases in the prices of our products; (6) changes in consumer preferences with respect to paper products generally; (7) continued consolidation in the markets in which we operate; (8) the loss of significant end-users of our products or a large group of such end-users; (9) our failure develop new products that meet our sales or margin expectations; (10) our future operating results fluctuating, failing to match performance or to meet expectations; (11) our ability to fulfill our public company obligations; and (12) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Separation Agreement by and between the Company and J. Mark Borseth dated August 9, 2019.
99.1*	Press release dated August 13, 2019 entitled “Ranpak Holdings Corp. Reports Financial Results”.
99.2	Press release dated August 13, 2019 entitled “Ranpak Announces Executive Chairman Omar Asali Will Expand His Role to Include Chief Executive Officer”.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2019

RANPAK HOLDINGS CORP.

By:	/s/ Trent M. Meyerhoefer
Trent M. Meyerhoefer
Chief Financial Officer